                                                                    EXHIBIT 99.8

9/98                                                                      Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
RECEIVABLES


Beginning of the Month Principal Receivables:            $  2,544,458,822.22
Beginning of the Month Finance Charge Receivables:       $    105,714,799.59
Beginning of the Month Discounted Receivables:           $              0.00
Beginning of the Month Total Receivables:                $  2,650,173,621.81


Removed Principal Receivables:                           $              0.00
Removed Finance Charge Receivables:                      $              0.00
Removed Total Receivables:                               $              0.00


Additional Principal Receivables:                        $     81,316,193.94
Additional Finance Charge Receivables:                   $        471,294.80
Additional Total Receivables:                            $     81,787,488.74


Discounted Receivables Generated this Period:            $              0.00


End of the Month Principal Receivables:                  $  2,560,653,543.40
End of the Month Finance Charge Receivables:             $    109,535,727.38
End of the Month Discounted Receivables:                 $              0.00
End of the Month Total Receivables:                      $  2,670,189,270.78


Special Funding Account Balance                          $              0.00
Aggregate Invested Amount (all Master Trust II Series)   $  2,282,000,000.00
End of the Month Transferor Amount                       $    278,653,543.40
End of the Month Transferor Percentage                                 10.88%

DELINQUENCIES AND LOSSES


End of the Month Delinquencies:
                                                              RECEIVABLES

   30-59 Days Delinquent                                 $     61,115,871.44
   60-89 Days Delinquent                                 $     38,461,458.83
   90+ Days Delinquent                                   $     67,924,943.16


   Total 30+ Days Delinquent                             $    167,502,273.43
   Delinquent Percentage                                                6.27%

Defaulted Accounts During the Month                      $     20,142,905.44
Annualized Default Percentage                                           9.50%

Principal Collections                                         311,449,885.43
Principal Payment Rate                                                 12.24%

Total Payment Rate                                                     13.38%

9/98                                                                      Page 2


INVESTED AMOUNTS

   Class A Initial Invested Amount                       $    184,500,000.00
   Class B Initial Invested Amount                       $     19,125,000.00
   Class C Initial Invested Amount                       $     21,375,000.00

INITIAL INVESTED AMOUNT                                  $    225,000,000.00

   Class A Invested Amount                               $    246,000,000.00
   Class B Invested Amount                               $     25,500,000.00
   Class C Invested Amount                               $     28,500,000.00

INVESTED AMOUNT                                          $    300,000,000.00

   Class A Adjusted Invested Amount                      $    246,000,000.00
   Class B Adjusted Invested Amount                      $     25,500,000.00
   Class C Adjusted Invested Amount                      $     28,500,000.00

ADJUSTED INVESTED AMOUNT                                 $    300,000,000.00

PREFUNDED AMOUNT                                         $              0.00

FLOATING ALLOCATION PERCENTAGE                                         11.76%
PRINCIPAL ALLOCATION PERCENTAGE                                        11.76%

   Class A Principal Allocation Percentage                             82.00%
   Class B Principal Allocation Percentage                              8.50%
   Class C Principal Allocation Percentage                              9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                     36,640,330.28

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                      5,078,497.33

MONTHLY SERVICING FEE                                    $        500,000.00

INVESTOR DEFAULT AMOUNT                                  $      2,368,805.68


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                 82.00%

   Class A Finance Charge Collections                    $      4,471,867.80
   Other Amounts                                         $              0.00

TOTAL CLASS A AVAILABLE FUNDS                            $      4,471,867.80


   Class A Monthly Interest                              $      1,174,617.20
   Class A Servicing Fee                                 $        410,000.00
   Class A Investor Default Amount                       $      1,942,420.66

TOTAL CLASS A EXCESS SPREAD                              $        944,829.94

9/98                                                                      Page 3


CLASS A REQUIRED AMOUNT                                  $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                  8.50%

   Class B Finance Charge Collections                    $        463,547.26
   Other Amounts                                         $              0.00

TOTAL CLASS B AVAILABLE FUNDS                            $        463,547.26

   Class B Monthly Interest                              $        126,752.85
   Class B Servicing Fee                                 $         42,500.00

TOTAL CLASS B EXCESS SPREAD                              $        294,294.41
CLASS B INVESTOR DEFAULT AMOUNT                                   201,348.48
CLASS B REQUIRED AMOUNT                                           201,348.48


CLASS C FLOATING ALLOCATION PERCENTAGE                                  9.50%

CLASS C MONTHLY SERVICING FEE                                      47,500.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                      $      1,709,706.62


   Excess Spread Applied to Class A Required Amount      $              0.00

   Excess Spread Applied to Class A Investor
   Charge Offs                                           $              0.00

   Excess Spread Applied to Class B
   Required Amount                                       $        201,348.48

   Excess Spread Applied to Reductions of                $              0.00
   Class B Invested Amount

   Excess Spread Applied to Class C Required Amount      $        380,357.74

   Excess Spread Applied to Reductions of
   Class C Invested Amount                               $              0.00

   Excess Spread Applied to Monthly Cash                 $         62,500.00
   Collateral Fee

   Excess Spread Applied to Cash Collateral              $              0.00
   Account

   Excess Spread Applied to Spread Account               $              0.00

   Excess Spread Applied to Reserve Account              $              0.00

9/98                                                                      Page 4


   Excess Spread Applied to other amounts owed to        $              0.00
   Cash Collateral Depositor

   Excess Spread Applied to other amounts owed to
   Spread Account Residual Interest Holders              $              0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                              $      1,065,500.40


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                        $      8,218,235.28


SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO           $              0.00
SERIES 1996-C

   Excess Finance Charge Collections Applied to
   Class A Required Amount                               $              0.00

   Excess Finance Charge Collections Applied to
   Class A Investor Charge Offs                          $              0.00

   Excess Finance Charge Collections Applied to
   Class B Required Amount                               $              0.00

   Excess Finance Charge Collections Applied to
   Reductions of Class B Invested Amount                 $              0.00

   Excess Finance Charge Collections Applied to
   Class C Required Amount                               $              0.00

   Excess Finance Charge Collections Applied to
   Reductions of Class C Invested Amount                 $              0.00

   Excess Finance Charge Collections Applied to
   Monthly Cash Collateral Fee                           $              0.00

   Excess Finance Charge Collections Applied to
   other amounts owed Cash Collateral Depositor          $              0.00

   Excess Finance Charge Collections Applied to
   other amounts owed to Spread Account Residual Interest
   Holders                                               $              0.00



YIELD AND BASE RATE --

   Base Rate (Current Month)                                            7.83%
   Base Rate (Prior Month)                                              7.88%
   Base Rate (Two Months Ago)                                           7.89%

9/98                                                                      Page 5


THREE MONTH AVERAGE BASE RATE                                           7.87%

   Portfolio Yield (Current Month)                                     12.34%
   Portfolio Yield (Prior Month)                                       12.74%
   Portfolio Yield (Two Months Ago)                                    13.21%

THREE MONTH AVERAGE PORTFOLIO YIELD                                    12.76%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                              $     36,640,330.28

REALLOCATED PRINCIPAL COLLECTIONS

                  Allocable to Class C Interests         $              0.00

                  Allocable to Class B Certificates      $              0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER        $              0.00
SERIES


CLASS A SCHEDULED ACCUMULATION --

   Controlled Accumulation Amount                        $              0.00
   Deficit Controlled Accumulation Amount                $              0.00

CONTROLLED DEPOSIT AMOUNT                                $              0.00


CLASS B SCHEDULED ACCUMULATION --

   Controlled Accumulation Amount                        $              0.00
   Deficit Controlled Accumulation Amount                $              0.00

CONTROLLED DEPOSIT AMOUNT                                $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL      $     36,640,330.28
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                             $              0.00

CLASS B INVESTOR CHARGE OFFS                             $              0.00

CLASS C INVESTOR CHARGE OFFS                             $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                  $              0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                   $              0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                   $              0.00

CASH COLLATERAL ACCOUNT --

9/98                                                                      Page 6


   Required Cash Collateral Amount                       $      9,000,000.00
   Available Cash Collateral Amount                      $      9,000,000.00



TOTAL DRAW AMOUNT                                        $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                          $              0.00


                                                First USA Bank, NA
                                                as Servicer


                                                By:  /s/ TRACIE KLEIN
                                                     -----------------------
                                                        Tracie H. Klein
                                                         Vice President